Valley BANK

This AMENDMENT TO LOAN DOCUMENTS, dated as of April 27, 2026 (this "**Amendment**"), is made and entered into among MBC FUNDING II CORP. ("**Borrower**") and VALLEY NATIONAL BANK ("**Lender**").

RECITALS

WHEREAS, reference is made to that certain Line of Credit in the principal amount of $10,000,000 (the "**Facility**") evidenced by (i) the Letter Agreement, dated as of December 12, 2025, among Borrower each Guarantor (as defined therein) and Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "**Loan Agreement**") and (ii) the Line of Credit Note, dated as of December 12, 2025, by Borrower in favor of Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "**Note**" and, together with the Loan Agreement, any security agreements, pledge agreements, guaranty agreements, promissory notes, letters of credit or other documents entered into in connection therewith, collectively, the "**Loan Documents**");

WHEREAS, the parties hereto wish to amend the Loan Documents to make such amendments as are set forth below, in each case on the terms and subject to the conditions set forth herein and in the Loan Documents;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. **Defined Terms; Interpretation; Etc.** Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the applicable Loan Document. This Amendment constitutes a "Loan Document".

Section 2. **Amendments.** The Loan Agreement is hereby amended (a) to delete the red text (indicated textually in the same manner as the following example: ~~**stricken text**~~) and (b) to add the blue underlined text (indicated textually in the same manner as the following example: **underlined text**), in each case, as set forth below.

(a) The definition of "Fixed Charge Coverage Ratio" in Section 6.2(b) of the Loan Agreement is hereby amended as follows:

> "**Fixed Charge Coverage Ratio**" shall mean, for the applicable measurement period, the ratio of (i) the sum of Corporate Guarantor's net income, plus interest expense, plus income tax, plus depreciation, plus amortization, plus rent and operating lease payments~~, minus dividends and distributions, minus tax expense, minus capital expenditures not funded with borrowed money, plus/minus non-recurring income and/or expense~~ to (ii) the sum of Corporate Guarantor's principal and interest payments on indebtedness (including capitalized lease obligations) that were paid or otherwise due during the applicable measurement period (as adjusted for prepayments), plus rent and operating lease payments~~; plus tax expense, plus dividends and distributions, plus capital expenditures not funded with borrowed money~~.

(b) The first sentence of Section 1.3 of the Loan Agreement is hereby amended as follows:

In addition, availability of Credits~~Advances~~ under the Line of Credit shall be subject to the Borrowing Base, as defined below.

(c) A new Section 1.4 of the Loan Agreement shall be added immediately following Section 1.3 of the Loan Agreement and shall read as follows:

1.4 **Sublimit**. The Line of Credit shall include a sublimit for ACH transactions ("**ACH**") (Advances and ACH are at times individually referred to as a "**Credit**" and, collectively, as the "**Credits**"), provided that the aggregate principal amount of ACH Transactions at any time outstanding shall not exceed $150,000 (the "**ACH Sublimit**").

(d) A new Section 1.5 of the Loan Agreement shall be added immediately following Section 1.4 of the Loan Agreement and shall read as follows:

1.5 **ACH**. In lieu of Advances under the Line, Borrower may request during the term hereof that Bank originate ACH transactions; provided, however, the aggregate principal amount of pending (uncleared) ACH transactions shall not exceed the ACH Sublimit at any time. Each ACH transaction will be originated in Bank's sole discretion, and shall be subject to the additional terms and conditions of the agreements, applications and other documents required by Bank in connection therewith. Each ACH transaction may, in Bank's discretion, be deemed an Advance under the Line, be evidenced by the Note and repaid by Borrower in accordance with the terms set forth in the Note. Borrower shall pay Bank's standard fees in connection with each ACH transaction.

Section 3. Acknowledgements.

(a) Except as specifically amended herein, the Loan Agreement shall remain in full force and effect in accordance with its terms. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Documents.

(b) Each undersigned guarantor and subordinating creditor (each, an "**other Obligor**"), if any, hereby confirms and agrees that the respective guarantee(s) and subordination agreement(s) delivered by it to Lender in connection with the Facility are hereby ratified and confirmed and remain in full force and effect.

(c) All Collateral as set forth in the Loan Agreement and any and all security and pledge agreements delivered in connection therewith, is and shall continue to be collateral security for the obligations under the Loan Documents, as amended hereby.

Section 4. Representations. In order to induce Lender to enter into this Amendment, Borrower hereby represents, warrants and agrees that: (a) the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except for those representations and warranties given as of a specific date, (b) no default or Event of Default, as defined in any Loan Document, has occurred and is continuing; (c) it has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; and (d) it has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Amendment.

Section 5. Conditions Precedent. This Amendment shall be effective as of the date hereof,

upon receipt by Lender of:

(a) a duly executed copy hereof by Borrower and, if applicable, each other Obligor; and

(b) all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower or any other Obligor.

Section 6. Miscellaneous.

(a) Governing Law; Jurisdiction; Venue. This Amendment shall be governed by and construed in accordance with the substantive laws set forth in the Loan Documents. Any and all provisions in the Loan Documents pertaining to jurisdiction and venue are hereby incorporated herein by reference, *mutatis mutandis*, with references therein to the applicable Loan Document being deemed references to this Amendment.

(b) Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

(c) Severability. The illegality, invalidity or unenforceability of any provision of this Amendment under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

(d) Effect on Other Loan Documents. The Loan Documents and all agreements, instruments and documents executed and delivered in connection therewith, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as specifically amended by this Amendment, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents.

[Signature Page Follows]

Please indicate your agreement and acceptance to the terms set forth above by signing and returning a copy of this Amendment to the undersigned.

Very truly yours,

VALLEY NATIONAL BANK

DocuSigned by:

By: Robert Finn
ECBBC1FEEFC8A425

Name: Robert Finn
Title: Vice President

AGREED TO as of the date hereof:

BORROWER:

MBC FUNDING II CORP.

By: ______________________________
Name: Assaf Ran
Title: CEO

GUARANTORS:

MANHATTAN BRIDGE CAPITAL, INC.

By: ______________________________
Name: Assaf Ran
Title: CEO

____
Assaf Ran, acting individually